UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 14, 2016

Vycor Medical, Inc.

(Exact name of registrant)

Delaware	333-149782	20-3369218
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6401 Congress Avenue, Suite 140

Boca Raton, FL 33487

(Address of principal executive offices and zip code)

561-558-2020

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02	Results of Operations and Financial Conditions

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

Item 9.01	Financial Statements and Exhibits

SIGNATURES

Item 2.02. Results of Operations and Financial Conditions

The information in this report and the exhibit attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

On November 14, 2016, we issued a press release regarding our financial results for the quarter ended September 30, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Non-GAAP Measures

We make reference to non-GAAP financial information in this press release together with a reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures. Specifically, we have provided non-GAAP Cash Operating Expenses and non-GAAP Cash Operating Loss measures that exclude Depreciation, Amortization and non-cash Stock Compensation.

We believe that these non-GAAP financial measures provide investors with insight into what is used by management to conduct a more meaningful and consistent comparison of our ongoing operating results and trends, compared with historical results. This presentation is also consistent with the measures management uses to measure the performance of ongoing operating results against prior periods and against our internally developed targets. There are limitations in using these non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures. Investors and potential investors should consider non-GAAP financial measures only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP and the reconciliation of non-GAAP financial measures in this press release.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

On November 9, 2016, Pascale Heuberger submitted her resignation as a Director of the Company, with immediate effect. At its meeting on November 9, 2016, the Company’s board of directors accepted Ms. Heuberger’s resignation. The Board is not currently planning a replacement for Mrs. Heuberger and, following such resignation, the Company’s Board of Directors will thereafter comprise six (6) members. Mrs. Heuberger submitted her resignation to pursue other interests. There were no disagreements between the Company and Mrs. Heuberger on any matters.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1.	Vycor Medical, Inc. Press Release dated November 14, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYCOR MEDICAL, INC.

By:	/s/ Peter Zachariou
Name:	Peter Zachariou
Title:	Chief Executive Officer

Dated: November 14, 2016